EXHIBIT 10.8

2401 INTERNATIONAL LANE MADISON WISCONSIN 53704-3192

Student Loan Guaranty

(For Loans to Students and Parents Under Title IV Part B of the

Higher Education Act of 1965 as amended)

Definitions: The term guarantor used herein shall mean the Great Lakes Higher Education Guaranty Corporation. Corporation shall mean Great Lakes Higher Education Guaranty Corporation. Lender shall include the undersigned and any eligible lender who becomes the assignee, pursuant to applicable statutes and regulations of loans to students and parents granted under Title IV. Part B of the Higher Education Act of 1965. (the “Act”).

Applicability: The benefits provided under this guaranty are applicable to any loan guaranteed under the Act. Pursuant to the Act and subject to such limits as may from time to time be established therein and or within such limits as the guarantor shall from time to time establish, the guarantor agrees to pay upon proper notice of death, permanent and total disability, default or any other event or circumstance for which a claim may be paid under the Act, the then applicable percentage of outstanding principal and interest due to the lender upon any student or parent loan covered by this guaranty. Specifically, and without limitation this guaranty shall not apply to any loan which is not eligible for reinsurance as a result of school based defenses or other defenses to enforceability under state or federal law. Payment hereunder is expressly limited to monies constituting the guarantor’s Federal Fund as established in accordance with the regulations governing the Federal Family Education Loan Program as found in 34 CFR Part 682 or as provided under Title IV, Part B of the Act.

Limitations. This guaranty is subject to all applicable federal statutes and administrative regulations. This guaranty is further subject to such limitations and procedures as are, or may be established by the Corporation through the “Common Manual – United Student Loan Policy”. All applicable federal statutes and regulations and Corporation rules and regulations promulgated through the Common Manual as they may from time to time be amended, are made a part of this guaranty and incorporated herein.

The obligations of the lender as set forth in this guaranty shall constitute conditions precedent to any obligation on the part of the guarantor.

Obligations of the Lender:

(a)	The lender shall be an eligible lender under the Act and federal regulations
(b)	The lender shall exercise due diligence as defined under the Act and federal regulations and within the meaning of the Corporation rules and regulations.
(c)	The lender shall comply with all applicable federal statutes and regulations.
(d)	The lender shall notify the Corporation promptly of any change of name by the lender or assignment of the lender’s interest under this guaranty.
(e)	Any assignment of any interest of the lender under this guaranty shall be only to appropriate eligible lenders and shall be in compliance with all applicable provisions of federal statutes and regulations and Corporation rules and regulations.
(f)	The lender shall cooperate with the Corporation, the Department of Education and any other appropriate federal agency in the collection of any defaulted student or parent loan.
(g)	The lender shall assist eligible borrowers securing reductions on obligations to pay interest on loans made by, or assigned to the lender which reductions the borrowers may be eligible to receive under applicable federal statutes and regulations and the Corporation rules and regulations.

Termination. This guaranty may be terminated by the lender as to any loans made by the lender following not less than thirty days written notice to the Corporation. This guaranty may be terminated by the Corporation as provided under the Act and regulations or in the manner provided for by the Corporation rules and regulations. The termination of this guaranty shall not affect the coverage of any loans subject to this guaranty which were made prior to the date of termination.

Great Lakes Higher Education Guaranty Corporation

By:	Richard D. George	6/7/07
	Authorized Officer	Date

The above Guaranty is hereby accepted this 7th day of June, 2007.

Exact Corporate Title: The Bank of New York Trust Company, N.A., as eligible lender trustee for GOAL CAPITAL FUNDING TRUST 2007-1

Signature of Officer: /s/ Nathan E. Turner

Title of Officer: Assistant Treasurer

Employee Identification Number 26-0191360 Lender Number: 834226